UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

September 25, 2008

__________

MEDIS TECHNOLOGIES LTD.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

0-30391 (COMMISSION FILE NUMBER)	13-3669062 (I.R.S. EMPLOYER IDENTIFICATION NO.)

805 Third Avenue
New York, New York 10022
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 935-8484
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 in this Form 8-K is incorporated herein by reference.

Item 5.02  Departure of Certain Directors; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Jose Mejia, the President and Chief Executive Officer of Medis Technologies Ltd. (the “Company”), was appointed to the Company’s Board of Directors,  effective as of September 25, 2008.  Pursuant to the Employment Agreement between Mr. Mejia and the Company, dated September 19, 2008 (the “Employment Agreement”), the Company agreed to include Mr. Mejia as a director nominee for the Company’s 2009 Annual Meeting of Stockholders and the Company’s annual meeting of stockholders thereafter through the end of the Term (as defined in the Employment Agreement). Notwithstanding the foregoing, the Company agreed on September 25, 2008 to set the number of directors of its Board of Directors at 11 and appoint Mr. Mejia to immediately fill that vacancy.

Except as set forth or described in the Employment Agreement and described herein, there are no arrangements or agreements between the Company and Mr. Mejia.

The Employment Agreement and exhibits thereto are filed as Exhibit 10.1 to this Report.

Item 8.01  Other Events

Pursuant to an Exchange Agreement, dated September 28, 2008, with each of  Andrew A. Levy, Barry Newman, Steve M. Barnett, Mitchell Freeman and Daniel A. Luchansky (each, an “Independent Director”, and collectively, the “Independent Directors”) , the Company cancelled options to purchase an aggregate of 124,625 shares of common stock held by the Independent Directors (the “Exchanged Options”). In exchange for the cancellation of the Exchanged Options, the Independent Directors each received .75 of one share of restricted stock (the “Restricted Shares”) under the Company’s 2007 Equity Incentive Plan (the “Incentive Plan”) for every one Exchanged Option cancelled (the “Exchange Transactions”).  Pursuant to the Exchange Transactions:  Mr. Levy was granted an aggregate of 16,875 Restricted Shares in exchange for 22,500 Exchanged Options; Mr. Newman was granted an aggregate of 16,875 Restricted Shares in exchange for 22,500 Exchanged Options; Mr. Barnett was granted an aggregate of 17,663 Restricted Shares in exchange for 23,550 Exchanged Options; Mr. Freeman was granted an aggregate of 25,256 Restricted Shares in exchange for 33,675 Exchanged Options; and Mr. Luchansky was granted an aggregate of 16,800 Restricted Shares in exchange for 22,400 Exchanged Options.  The Exchanged Options were all originally granted under the Incentive Plan.  The shares of common stock originally reserved for issuance upon exercise of the Exchanged Options were returned to the pool of authorized but unissued shares, thereby making those shares available to the Company for other purposes.

The exchange agreement for each of Mr. Levy, Mr. Newman, Mr. Barnett, Mr. Freeman and Mr. Luchansky is filed as Exhibit 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this Report, and the description of the material terms of each Exchange Agreement, including the terms of the Restricted Shares, is qualified in its entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits

Exhibit No.	Description

10.1
Employment Agreement, dated September 19, 2008,  by and between Medis Technologies Ltd. and Jose Mejia, with attached Option Agreement, dated September 19, 2008,  by and between Medis Technologies Ltd. and Jose Mejia and attached Warrant Agreement, dated September 19, 2008,  by and between Medis Technologies Ltd. and Jose Mejia.

10.2	Exchange Agreement, dated September 28, 2008, between Medis Technologies Ltd. and Andrew A. Levy
10.3	Exchange Agreement, dated September 28, 2008, between Medis Technologies Ltd. and Barry Newman
10.4	Exchange Agreement, dated September 28, 2008, between Medis Technologies Ltd. and Steve M. Barnett
10.5	Exchange Agreement, dated September 28, 2008, between Medis Technologies Ltd. and Mitchell Freeman
10.6	Exchange Agreement, dated September 28, 2008, between Medis Technologies Ltd. and Daniel A. Luchansky

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2008
MEDIS TECHNOLOGIES LTD.

By:	/s/ Howard Weingrow
Name: Howard Weingrow
Deputy Chairman and Chief Operating Officer